UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 31, 2023
THERMON GROUP HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35159	27-2228185
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7171 Southwest Parkway
Building 300,	Suite 200
Austin	TX	78735
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (512) 690-0600
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	THR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On February 2, 2023, Thermon Group Holdings, Inc. (“Thermon,” "the Company,""we,""us" or "our") issued a press release announcing its consolidated financial results for the third quarter of the fiscal year ending March 31, 2023. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in, or incorporated into, this Item 2.02, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 2.05 Costs Associated with Exit or Disposal Activities
As a result of the continued impact of the Russo-Ukrainian war, including the sanctions related thereto, the Company conducted a strategic assessment of its operations in the Russian Federation, and, on January 31, 2023, the board of directors authorized the Company to withdraw from its operations in the Russian Federation (the “Russia Exit”), through a planned disposition of its Russian subsidiary. The charges of approximately $8.3 million recognized in the third fiscal quarter, related to the strategic assessment, were comprised of impairments of assets and other charges at December 31, 2022, primarily, $0.8 million in trade accounts receivable, $4.8 million in inventory, $1.8 million in other assets, and $0.9 million in long-lived assets. The $8.3 million charge does not include approximately $2 to $4 million in cash, net of other liabilities surrendered, as well as $2 to $3 million of accumulated foreign currency translation losses recorded in shareholders’ equity, which we expect to recognize as a charge once a sale or ultimate disposal is consummated. This brings the total estimated pretax charge related to the Russia exit to $12 to $15 million. However, this aggregate charge could vary further depending on operational activity as well as currency rate movements between the U.S. dollar and the Russian Ruble between December 31, 2022, and the time the sale or ultimate disposal is final.
We do not anticipate material future cash expenditures related to the Russia exit. Additionally, we anticipate incurring approximately $0.5 million in transaction-related professional fees to execute the transaction. All estimated amounts are subject to change until finalized.
The Company expects to substantially complete the Russia Exit by the first quarter of its fiscal year ending March 31, 2024, subject to the receipt of regulatory approval by the government of the Russian Federation and certain lenders under the Company's lending facilities.

Forward-Looking Statements
The statements described herein that are not historical facts are forward-looking statements. These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements regarding the actual charges incurred with respect to the Russia Exit as well as the timing thereof. When used herein, the words "anticipate," "assume," "believe," "budget," "continue," "contemplate," "could," "should" "estimate," "expect," "intend," "may," "plan," "possible," "potential," "predict," "project," "will," "would," "future," and similar terms and phrases are intended to identify forward-looking statements in this release. When used herein, the words "anticipate," "assume," "believe," "budget," "continue," "contemplate," "could," "should," "estimate," "expect," "intend," "may," "plan," "possible," "potential," "predict," "project," "will," "would," "future," and similar terms and phrases are intended to identify forward-looking statements in this release. Forward-looking statements reflect our current expectations regarding future events, results or outcomes. We do not intend to update these statements unless we are required to do so under applicable securities laws.
Actual events, results and outcomes may differ materially from our expectations due to a variety of factors. Although it is not possible to identify all of these factors, they include, among others, our ability to complete the disposition of our Russian subsidiary and anticipated timing and associated charges; the receipt of Russian regulatory approvals and lender approvals on the expected timeline or at all, and those factors listed under Item 1A “Risk Factors” included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2022 filed with the Securities and Exchange Commission (the “SEC”) on May 26, 2022 and in any subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K or other filings that we have filed or may file with the SEC. Any one of these factors or a combination of these factors could influence whether any forward-looking statements contained in this report ultimately prove to be accurate.
Item 7.01. Regulation FD Disclosure.

On February 2, 2023, Thermon posted an updated investor presentation to its website. The presentation, entitled “Earnings Presentation (Third Quarter Fiscal 2023),” is posted and may be found on the Company’s investor relations website at: https://ir.thermon.com.
The information in this Current Report on Form 8-K is being “furnished” pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any Company filing, whether made before or after the date hereof, regardless of any general incorporation language in such filing.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release issued by Thermon on February 2, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 2, 2023	THERMON GROUP HOLDINGS, INC.
	By:	/s/	Kevin Fox
Kevin Fox
Senior Vice President, Chief Financial Officer